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                                                                       Exhibit j
            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the reference to us under the heading "Independent Registered Public Accounting Firm and Financial Statements" in the Registration Statement on Form N-1A (the " Registration Statement") of CitiFunds Trust I.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2004